HOME SYSTEM GROUP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

Completion of Acquisition of  90% of Zhongshan Sanfan Electrical Appliances Co., Ltd.

On May 31, 2010, the Company, through its wholly-owned subsidiary, Weihe, entered into an Equity Ownership Transfer Agreement (the “Acquisition Agreement”) with Zhongshan Sanfan Electrical Appliance Co., Ltd. (“Sanfan”) and all the shareholders of Sanfan (the “Sellers”), pursuant to which the Company agreed to acquire and Sellers have agreed to sell 90% of the Sellers’ equity interest in Sanfan for cash consideration of approximately $12,000,000. The Company closed this acquisition on October 1, 2010.  As of September 30th, 2010, the Company paid a total of $4,835,027 to the shareholders of Sanfan, with the remaining portion of the purchase price to be paid by the end of 2011.

Completion of Acquisition of  100% of Jinxinglong Electrical Appliances Co., Ltd.

On July 15, 2010, the Company, through its wholly-owned subsidiaries, Weihe and Asia Forever, entered into an Equity Ownership Transfer Agreement with Jiangmen City Jinxinglong Electrical Appliance Co., Ltd. (“Jinxinglong”) and all the shareholders of Jinxinglong (the “Sellers”), pursuant to which Weihe and Asia Forever have agreed to acquire and Sellers have agreed to sell 100% of the Sellers’ equity interest in Jinxinglong for a cash consideration of approximately $15,000,000. The Company closed the acquisition on October 1, 2010. As of November 8, 2010, the Company paid a total of $3,021,892 to the shareholders of Jinxinglong, with the remaining portion of the purchase price to be paid by the end of 2011.

The following pro forma consolidated condensed statements of operations and balance sheets for the nine months ended September 30, 2010 and year ended December 31, 2009 reflect the financial results of Sanfan and Jinxinglong as if the acquisitions had occurred retroactively.

There was no significant accounting policy differences or other items which required adjustment in the accompanying unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Sanfan and Jinxinglong as well as those of the Company. The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

HOME SYSTEM GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
AS OF SEPTEMBER 30, 2010

	In USD
	Sanfan	Jinxinglong	HSG	Adjustment	HSYT (Pro forma)
ASSETS	30-Sep-10	30-Sep-10	30-Sep-10		30-Sep-10
CURRENT ASSET
Cash and cash equivalents	$556,982	$121,090	$657,127	$-	$1,335,199
Accounts receivable – trade, net of allowance	10,954,254	10,704,755	39,527,768	-	61,186,777
Notes receivable - short term	-		8,126,205	-	8,126,205
Deposits and advances	-	21,808	1,947,901	-	1,969,709
Inventories	503,098	823,021	14,239,186	-	15,565,305
Other assets	750	322,640	1,722,845	-	2,046,235
TOTAL CURRENT ASSET	12,015,084	11,993,314	66,221,032	-	90,229,430
Notes receivable - long-term	-	-	1,302,802	-	1,302,802
Acquisition deposit	-	-	7,856,919	(7,856,919)	-
Property, plant and equipment – net	290,725	340,118	8,552,156	-	9,182,999
Goodwill and intangible assets	-	-	26,522,325	16,406,740	42,441,670
TOTAL ASSETS	$12,305,809	$12,333,432	$110,455,234	$8,549,821	$143,644,296

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable – trade	$7,390,723	$2,717,973	$16,854,036	$-	$26,962,732
Bills payable	-	-	5,564,111	-	5,564,111
Accrued expenses and other payables	95,225	81,961	7,481,164	-	7,658,350
Short term bank loans	-	1,417,678	17,341,340	-	18,759,018
Income taxes and other taxes payable	467,491	462,092	2,788,787	-	3,718,370
Notes payable – current portion	-	-	2,779,109	-	2,779,109
Due to stockholder & related parties – current portion	-	-	3,203,702	-	3,203,702
Acquisition costs payables	-	-	-	19,143,081	19,143,081
TOTAL CURRENT LIABILITIES	7,953,439	4,679,704	56,012,249	19,143,081	87,788,473

NON-CURRENT LIABILITIES
Due to stockholder – long term portion	-	-	1,605,414	-	1,605,414
Long term bank loan	-	-	1,641,522	-	1,641,522
TOTAL LIABILITIES	7,953,439	4,679,704	59,259,185	19,143,081	91,035,409

STOCKHOLDERS' EQUITY
Share capital	146,308	388,014	67,490	(534,322)	67,490
Additional paid-in capital	-	717,755	25,942,241	-	26,659,996
Statutory reserve	73,154	194,007	681,914		949,075
Retained earnings	4,075,038	6,147,112	22,321,807	(10,222,150)	22,321,807
Other comprehensive income	57,870	206,840	2,182,597	(264,710)	2,182,597
Non-controlling interests	-	-	-	427,922	427,922
TOTAL STOCKHOLDERS' EQUITY	4,352,370	7,653,728	51,196,049	(11,080,655)	52,608,807
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,305,809	$12,333,432	$110,455,234	$8,062,426	$143,644,296

HOME SYSTEM GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

	In USD
Items	Sanfan	Jinxinglong	HSG	Adjustment	HSYT (Pro forma)
	30-Sep-10	30-Sep-10	30-Sep-10		30-Sep-10
Net Sales	$17,132,548	$17,028,721	$86,607,478	$-	$120,768,747
Cost of Sales	(13,455,112)	(13,955,606)	(66,877,268)	-	(94,287,986)
GROSS PROFIT	3,677,436	3,073,115	19,730,210	-	26,480,761

General, selling and administrative expenses	(274,195)	(327,547)	(5,314,898)	-	(5,916,640)

INCOME FROM OPERATIONS	3,403,241	2,745,568	14,415,312		20,564,121

OTHER (EXPENSE) INCOME
Loss on debt conversion	-	-	(1,747,762)	-	(1,747,762)
Other income (expense)	45,125	723	815,951	-	861,799
Interest expense, net	1,487	(58,952)	(1,007,428)	-	(1,064,902)

INCOME BEFORE INCOME TAXES	$3,449,853	$2,687,339	$12,476,073	$-	$18,613,265

INCOME TAXES	(862,463)	(354,839)	(3,045,826)	-	(4,263,128)

NET INCOME	$2,587,390	$2,332,500	$9,430,247	$-	$14,350,137

Less: income attributable to non controlling interest	-	-	-	(258,739)	(258,739)

Net income attributable to HSYT shareholders	2,587,390	2,332,500	9,430,247	(258,379)	14,091,398
Basic & Diluted Weighted Average Shares	65,837,787	65,837,787	65,837,787	-	65,837,787
Basic & Diluted Earnings per Share	0.04	0.03	0.14	-	0.21

HOME SYSTEM GROUP AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

The following adjustments to the unaudited pro forma financial statements are based on the assumption that the acquisitions of subsidiaries were consummated as of September 30, 2010.

To recognize the 90% interests in Sanfan and recognize the goodwill occurred during the acquisition of Sanfan and eliminate the long term equity investments	Dr	Cr

Paid in capital	131,677
Retained earnings	3,667,534
Other comprehensive income	52,083
Acquisition deposit		(4,835,027)
Goodwill and Intangible assets*	8,148,706
Acquisition costs payable		(7,164,973)

To recognize the 10% minority interests of the equity in Sanfan.
Minority interest		(427,922)
Paid in capital	14,631
Retained earnings	407,504
Other comprehensive income	5,787

To recognize the goodwill occurred during the acquisition of Jinxinglong and eliminate the long term equity investments
Acquisition deposit		(3,021,892)
Goodwill and intangible assets*	8,258,034
Acquisition costs payable		(11,978,108)
Paid in capital	388,014
Retained earnings	6,634,507
Other comprehensive income	206,840

* Adjustment subject to finalization to valuation and possible adjusts to recognize intangible assets.

HOME SYSTEM GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
AS OF DECEMBER 31, 2009

	In USD
ASSETS	Sanfan April 1, 2009 (Date of Inception) to December 31, 2009)	Jinxinglong 31-Dec-09	HSG 31-Dec-09	Adjustment	HSYT (Pro forma) 31-Dec-09
CURRENT ASSET
Cash and cash equivalents	$4,890	$55,507	$3,985,782	$-	$4,046,179
Accounts receivable – trade, net of allowance	6,699,987	5,237,826	23,909,114	-	35,846,927
Notes receivable - short term	-		3,704,137	-	3,704,137
Deposits and advances	-	-	1,344,070	-	1,344,070
Inventories	649,285	1,332,930	18,304,015	-	20,286,230
Other assets	988	-	1,161,057	-	1,162,045
TOTAL CURRENT ASSET	7,355,150	6,626,263	52,408,175	-	66,389,588
Notes receivable - long-term	-	-	236,334	-	236,334
Property, plant and equipment – net	296,704	351,480	9,027,828	-	9,676,012
Goodwill and intangible assets	-	-	26,776,859	15,919,345	42,696,204
TOTAL ASSETS	$7,651,854	$6,977,743	$88,449,196	$15,919,345	$118,998,138

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable – trade	$5,402,871	$625,185	$18,870,277	$-	$24,898,333
Bills payable	-	-	3,478,223	-	3,478,223
Accrued expenses and other payables	61,121	71,228	7,109,157	-	7,241,506
Short term bank loans	-	1,098,386	12,548,441	-	13,646,827
Income taxes and other taxes payable	479,834	180,199	1,028,403	-	1,688,429
Notes payable – current portion	-	-	6,575,000	-	6,575,000
Due to stockholder & related parties – current portion	-	-	4,040,896	-	4,040,896
Acquisition costs payables	-	-	-	21,681,279	21,681,279
TOTAL CURRENT LIABILITIES	5,943,826	1,974,998	53,650,390	21,681,279	83,250,493

NON-CURRENT LIABILITIES
Due to stockholder – long term portion	-	-	1,308,433	-	1,308,433
Long term bank loan	-	-	1,464,515	-	1,464,515
Notes payable - long term portion	-	-	9,868,421	-	9,868,421
TOTAL LIABILITIES	5,943,826	1,974,998	66,291,759	21,681,279	95,891,862

STOCKHOLDERS' EQUITY
Share capital	146,308	388,014	62,478	(534,322)	62,478
Additional paid-in capital	-	518,190	6,581,717	-	7,099,907
Statutory reserve	73,154	194,007	681,914	-	949,075
Retained earnings	1,487,648	3,814,612	12,891,560	(5,302,260)	12,891,560
Other comprehensive income	918	87,922	1,939,768	(88,840)	1,939,768
Non-controlling interest	-	-	-	163,488	163,488
TOTAL STOCKHOLDERS' EQUITY	1,708,028	5,002,745	22,157,437	(5,761,934)	23,106,276
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,651,854	6,977,743	$88,449,196	$15,919,345	118,998,138

HOME SYSTEM GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE PERIOD ENDED DECEMBER 31, 2009

	In USD
Items	Sanfan	Jinxinglong	HSYT	Adjustment	HSYT (Pro forma)
	31-Dec-09	31-Dec-09	31-Dec-09		31-Dec-09
Net Sales	$11,003,719	$17,604,997	$61,828,792	$-	$90,437,508
Cost of Sales	8,770,567	14,440,618	45,875,295	-	69,086,480
GROSS PROFIT	2,233,152	3,164,379	15,953,497	-	21,351,028

General, selling and administrative expenses	153,476	513,430	5,437,139	-	6,104,045
Amortization of intangible assets	-	-	339,380	-	339,380

INCOME FROM OPERATIONS	2,079,676	2,650,949	10,176,978	-	14,907,603

OTHER (EXPENSE) INCOME
Gain on the transfer of the building	-	-	2,356,327	-	2,356,327
Income on the reversal of rent	-	-	1,372,121	-	1,372,121
Other income, net	22	-	640,839	-	904,350
Interest income (expense), net	1,371	(86,192)	(2,242,517)	-	(2,238,590)

INCOME BEFORE INCOME TAXES	$2,081,069	$2,564,757	$12,303,748	$-	$16,949,574

INCOME TAXES	(520,267)	(363,359)	(2,977,716)	-	(3,861,342)

NET INCOME	$1,560,802	$2,201,398	$9,326,032	$-	$13,088,232

Less: income attributable to non controlling interest	-	-	-	(156,080)	(156,080)

Net income attributable to HSYT shareholders	$1,560,802	$2,464,887	$9,326,032	$(156,080)	$12,932,152
Basic & Diluted Weighted Average Shares	62,477,949	62,477,949	62,477,949	-	62,477,949
Basic & Diluted Earnings per Share	0.02	0.04	0.15	-	0.21

HOME SYSTEM GROUP AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009

The following adjustments to the unaudited pro forma financial statements are based on the assumption that the acquisitions of subsidiaries were consummated as of September 30, 2010.

To recognize the 90% interests in Sanfan and recognize the goodwill occurred during the acquisition of Sanfan and eliminate the long term equity investments	Dr	Cr

Paid in capital	131,677
Retained earnings	1,338,883
Other comprehensive income	826
Goodwill and identifiable intangible assets	10,528,613
Acquisition costs payable		(12,000,000)

To recognize the 10% minority interests of the equity in Sanfan.
Minority interest		(163,487)
Paid in capital	14,631
Retained earnings	148,765
Other comprehensive income	92

To recognize the goodwill occurred during the acquisition of Jinxinglong and eliminate the long term equity investments
Goodwill and identifiable intangible assets	7,770,639
Acquisition costs payable		(15,000,000)
Paid in capital	388,014
Retained earnings	4,102,442
Other comprehensive income	87,922

* Adjustment subject to finalization to valuation and possible adjusts to recognize intangible assets